Financial and capital management	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Financial and capital management	Financial and capital management
Financial management
Management’s objectives are to protect BCE and its subsidiaries on a consolidated basis against material economic exposures and variability of results from various financial risks, including credit risk, liquidity risk, foreign currency risk, interest rate risk and equity price risk.
Derivatives
We use derivative instruments to manage our exposure to foreign currency risk, interest rate risk and changes in the price of BCE common shares.
Fair value
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Certain fair value estimates are affected by assumptions we make about the amount and timing of future cash flows and discount rates, all of which reflect varying degrees of risk. Income taxes and other expenses that may be incurred on disposition of financial instruments are not reflected in the fair values. As a result, the fair values may not be the net amounts that would be realized if these instruments were settled.
The carrying values of our cash, cash equivalents, short-term investments, trade and other receivables, trade payables and other liabilities, interest payable, dividends payable, notes payable and loans secured by receivables approximate fair value as they are short-term. The carrying value of wireless device financing plan receivables approximates fair value given that their average remaining duration is short and the carrying value is reduced by an allowance for doubtful accounts and an allowance for revenue adjustments. The carrying value of the Bell Mobility trade loans approximates fair value given their average remaining duration is short and they bear interest at a variable rate.
The following table provides the fair value details of other financial instruments measured at amortized cost in the statements of financial position.

					December 31, 2024		December 31, 2023
	Classification	Fair value methodology	Note		Carrying value	Fair value	Carrying value	Fair value
Debt securities and other debt	Debt due within one year and long-term debt	Quoted market price of debt	24,	25	31,247	30,885	29,049	28,225
The following table provides the fair value details of financial instruments measured at fair value in the statements of financial position.

				Fair value
	Classification	Note	Carrying value of asset (liability)	Quoted prices in active markets for identical assets (level 1)	Observable market data (level 2)(1)	Non-observable market inputs (level 3)(2)
December 31, 2024
Publicly-traded and privately-held investments(3)	Other non-current assets	21	877	35	—	842
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		(368)	—	(368)	—
Other	Other non-current assets		225	—	225	—
December 31, 2023
Publicly-traded and privately-held investments(3)	Other non-current assets	21	587	10	—	577
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		(488)	—	(488)	—
Other	Other non-current assets and liabilities		147	—	216	(69)
(1)Observable market data such as equity prices, interest rates, swap rate curves and foreign currency exchange rates.
(2)Non-observable market inputs such as discounted cash flows and revenue and earnings multiples. For certain privately-held investments, changes in our valuation assumptions may result in a significant change in the fair value of our level 3 financial instruments.
(3)Unrealized gains and losses are recorded in Other comprehensive income (loss) in the statements of comprehensive income and are reclassified from Accumulated other comprehensive loss to the Deficit in the statements of financial position when realized.
Credit risk
We are exposed to credit risk from operating activities and certain customer financing activities, the maximum exposure of which is represented by the carrying amounts reported in the statements of financial position.
We are exposed to credit risk if counterparties to our trade receivables, including wireless device financing plan receivables, and derivative instruments are unable to meet their obligations. The concentration of credit risk from our customers is minimized because we have a large and diverse customer base. There was minimal credit risk relating to derivative instruments at December 31, 2024 and 2023. We deal with institutions that have investment-grade credit ratings and we expect that they will be able to meet their obligations. We regularly monitor our credit risk and credit exposure, and consider, among other factors, the effects of changes in interest rates and inflation.
The following table provides the change in allowance for doubtful accounts for trade receivables.

	Note	2024	2023
Balance, January 1		(118)	(129)
Additions		(169)	(126)
Usage and reversals		167	137
Balance, December 31	12	(120)	(118)
In many instances, trade receivables are written off directly to bad debt expense if the account has not been collected after a predetermined period of time.
The following table provides further details on trade receivables, net of allowance for doubtful accounts.

At December 31	2024	2023
Trade receivables not past due	3,346	3,158
Trade receivables past due
Under 60 days	484	421
60 to 120 days	240	209
Over 120 days	115	53
Trade receivables, net of allowance for doubtful accounts	4,185	3,841
The following table provides the change in allowance for doubtful accounts for contract assets.

	Note	2024	2023
Balance, January 1		(18)	(19)
Additions		(20)	(40)
Usage and reversals		20	41
Balance, December 31		(18)	(18)
Current		(6)	(6)
Non-current		(12)	(12)
Balance, December 31	14	(18)	(18)
Liquidity risk
Our cash, cash equivalents, short-term investments, amounts available under our securitized receivables program, cash flows from operations and possible capital markets financing are expected to be sufficient to fund our operations and fulfill our obligations as they become due. Should our cash requirements exceed the above sources of cash, we would expect to cover such a shortfall by drawing on existing committed bank facilities and new ones, to the extent available.
The following table is a maturity analysis for recognized financial liabilities at December 31, 2024 for each of the next five years and thereafter.

At December 31, 2024	Note	2025	2026	2027	2028	2029	Thereafter	Total
Total debt, excluding lease liabilities	25	2,769	1,988	1,771	2,139	1,490	22,114	32,271
Lease liabilities (1)	25	1,258	991	493	392	332	2,047	5,513
Notes payable	24	2,203	—	—	—	—	—	2,203
Loan secured by receivables	24	1,600	—	—	—	—	—	1,600
Interest payable on long-term debt, notes payable and loan secured by receivables		1,491	1,255	1,213	1,155	1,055	12,037	18,206
Net receipts on cross currency interest rate swaps and interest rate swaps		(64)	(61)	(40)	(40)	(39)	(1,322)	(1,566)
Total		9,257	4,173	3,437	3,646	2,838	34,876	58,227
(1) Includes imputed interest of $922 million.
We are also exposed to liquidity risk for financial liabilities due within one year as shown in the statements of financial position.
Market risk
Currency exposures
In 2024, we entered into cross currency interest rate swaps with a notional amount of $700 million in U.S. dollars ($942 million in Canadian dollars) to hedge the U.S. currency exposure of our US-9 Notes maturing in 2034. The fair value of the cross currency interest rate swaps at December 31, 2024 was a net asset of $5 million recognized in Other current assets and Other non-current liabilities in the statements of financial position.
In 2024, we entered into cross currency interest rate swaps with a notional amount of $750 million in U.S. dollars ($1,009 million in Canadian dollars) to hedge the U.S. currency exposure of our US-10 Notes maturing in 2054. In connection with these swaps, cross currency basis rate swaps outstanding at December 31, 2023 with a notional amount of $644 million were settled. The fair value of the cross currency interest rate swaps at December 31, 2024 was a net liability of $44 million recognized in Other current assets and Other non-current liabilities in the statements of financial position.
In 2024, we entered into cross currency interest rate swaps with a notional amount of $240 million in U.S. dollars ($324 million in Canadian dollars) to hedge the U.S. currency exposure of outstanding loans maturing in 2026 under our Bell Mobility trade loan agreement. The fair value of the cross currency interest rate swaps at December 31, 2024 was an asset of $21 million recognized in Other current assets and Other non-current assets in the statements of financial position.
In 2023, we entered into cross currency interest rate swaps with a notional amount of $360 million in U.S. dollars ($491 million in Canadian dollars) to hedge the U.S. currency exposure of outstanding loans maturing in 2025 under our Bell Mobility trade loan agreement. The fair value of the cross currency interest rate swaps at December 31, 2024 and 2023 was an asset of $28 million recognized in Other current assets and a net liability of $15 million recognized in Other current assets and Other non-current liabilities, respectively, in the statements of financial position.
In 2023, we entered into cross currency interest rate swaps with a notional amount of $850 million in U.S. dollars ($1,138 million in Canadian dollars) to hedge the U.S. currency exposure of our US-8 Notes maturing in 2033. The fair value of the cross currency interest rate swaps at December 31, 2024 and 2023 was an asset of $11 million recognized in Other current assets and Other non-current assets and a net liability of $37 million recognized in Other current assets, Trade payables and other liabilities and Other non-current liabilities, respectively, in the statements of financial position.
See Note 24, Debt due within one year and Note 25, Long-term debt, for additional details.
The following table provides further details on our outstanding foreign currency forward contracts and options as at December 31, 2024.

Type of hedge	Buy currency	Amount to receive	Sell currency	Amount to pay	Maturity	Hedged item
Cash flow(1)	USD	1,117	CAD	1,606	2025	Loans
Cash flow	USD	1,533	CAD	2,154	2025	Commercial paper
Cash flow	USD	671	CAD	873	2025	Anticipated purchases
Cash flow	PHP	3,193	CAD	75	2025	Anticipated purchases
Cash flow	USD	509	CAD	677	2026	Anticipated purchases
Economic	USD	280	CAD	375	2025	Anticipated purchases
Economic - swaps	CAD	423	USD	302	2025	Anticipated purchases
Economic - options(2)	USD	270	CAD	353	2025	Anticipated purchases
Economic - call options	USD	500	CAD	675	2025	Anticipated purchases
Economic - put options	USD	780	CAD	1,044	2025	Anticipated purchases
Economic - swaps	USD	102	CAD	140	2026	Anticipated purchases
Economic - call options	USD	120	CAD	158	2026	Anticipated purchases
Economic - call options	CAD	348	USD	240	2026	Anticipated purchases
Economic - put options	USD	150	CAD	197	2026	Anticipated purchases
Economic - swaps	USD	200	CAD	275	2027	Anticipated purchases
(1)    Forward contracts to hedge loans secured by receivables under our securitization program. See Note 24, Debt due within one year, for additional information.
(2) Foreign currency options with a leverage provision and a profit cap limitation.
A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the U.S. dollar would result in a gain of $1 million (loss of $73 million) recognized in net earnings at December 31, 2024 and a gain of $119 million (loss of $107 million) recognized in Other comprehensive income (loss) at December 31, 2024, with all other variables held constant.
Interest rate exposures
In 2024, we terminated interest rate swaps with a notional amount of $625 million entered into in 2023 and 2022 used to hedge the fair value of our Series M-53 MTN debentures maturing in 2027. The fair value of the interest rate swaps at the date of termination was an asset of $6 million.
In 2024, we entered into, and subsequently terminated, forward starting interest rate swaps effective from 2026 with a notional amount of $336 million to hedge the fair value of our US-10 Notes maturing in 2054. The fair value of the forward starting interest rate swaps at the date of termination was an asset of $20 million.
In 2024, we terminated interest rate swaps entered into in 2023 with a notional amount of $250 million used to hedge the fair value of our Series M-52 MTN debentures maturing in 2030. The fair value of the interest rate swaps at the date of termination was an asset of $6 million.
In 2024, we terminated a series of interest rate swaps entered into in 2023 with a notional amount of $50 million maturing in 2025 and $150 million used to hedge the fair value of our Series M-57 MTN debentures maturing in 2032. The fair value of the interest rate swaps at the date of termination was an asset of $6 million.
In 2024, we entered into forward starting interest rate swaps, effective from 2025, with a notional amount of $800 million in U.S. dollars ($1,080 million in Canadian dollars), of which $400 million in U.S. dollars matures in each of 2030 and 2035, to hedge the interest rate exposure on future U.S. dollar debt issuances. Also in 2024, we terminated a portion of these forward starting interest rate swaps with a notional amount of $250 million in U.S. dollars ($338 million in Canadian dollars). The fair value of the forward starting interest rate swaps at the date of termination was an asset of $7 million. The fair value of the remaining forward starting interest rate swaps with a notional amount of $550 million in U.S. dollars ($742 million in Canadian dollars), of which $275 million in U.S. dollars matures in each of 2030 and 2035, at December 31, 2024 was an asset of $38 million recognized in Other non-current assets in the statements of financial position.
In 2024, we sold U.S. dollar interest rate swaptions with a notional amount of $214 million in U.S. dollars ($289 million in Canadian dollars), expiring in 2024, to hedge economically the fair value of future U.S. dollar debt issuances. The interest rate swaptions were terminated or expired unexercised.
In 2024, we sold interest rate swaptions, expiring in 2024, with a notional amount of $300 million to hedge economically the fair value of our M-17 MTN debentures maturing in 2035. The interest rate swaptions expired unexercised.
In 2024, we sold interest rate swaptions, expiring in 2024, with a notional amount of $750 million to hedge economically the fair value of our M-53 MTN debentures maturing in 2027. Interest rate swaptions with a notional amount of $625 million were settled. The fair value of the interest rate swaptions at the date of settlement was a liability of $6 million. The remaining interest rate swaptions expired unexercised.
In 2024, we sold interest rate floors, expiring in 2029, with a notional amount of $350 million. Also in 2024, we purchased, and subsequently terminated, interest rate options, expiring in 2026, with a notional amount of $440 million to hedge economically the interest cost of our M-62 MTN debentures maturing in 2029. The fair value of the interest rate options at the date of termination was an asset of $1 million. The fair value of the interest rate floors at December 31, 2024 was a liability of $2 million recognized in Trade payables and other liabilities and Other non-current liabilities in the statements of financial position.
In 2023, we sold interest rate swaptions with a notional amount of $250 million to hedge economically the fair value of our Series M-53 MTN debentures and we sold interest rate swaptions with a notional amount of $425 million to hedge economically the floating interest rate exposure relating to these debentures. These swaptions matured unexercised.
In 2023, we entered into forward starting interest rate swaps, effective from 2024, with a notional amount of $700 million to hedge the fair value of our series M-62 MTN debentures maturing in 2029. The fair value of the interest rate swaps at December 31, 2024 and 2023 was an asset of $27 million and $22 million, respectively, recognized in Other current assets and Other non-current assets in the statements of financial position.
In 2023, we sold interest rate swaptions with a notional amount of $375 million to hedge economically the fair value of our Series M-52 MTN debentures. These swaptions were exercised in 2023, giving rise to a loss of $1 million recognized in Other expense in the income statements. The resulting interest rate swaps with a notional amount of $375 million hedge the fair value of our Series M-52 MTN debentures maturing in 2030. In 2023, we also entered into additional interest rate swaps with a notional amount of $125 million to hedge the fair value of our Series M-52 MTN debentures. The fair value of the interest rate swaps at December 31, 2024 and 2023 was an asset of $11 million recognized in Other current assets and Other non-current assets and a net asset of $12 million recognized in Other current assets, Trade payables and other liabilities and Other non-current assets, respectively, in the statements of financial position.
In 2023, we sold interest rate swaptions with a notional amount of $125 million to hedge economically the fair value of our Series M-57 MTN debentures. These swaptions were exercised in 2023, giving rise to a loss of $2 million recognized in Other expense in the income statements. The resulting interest rate swaps with a notional amount of $125 million hedge the fair value of our Series M-57 MTN debentures maturing in 2032. In 2023, we also entered into additional interest rate swaps with a notional amount of $375 million to hedge the fair value of our Series M-57 MTN debentures. The fair value of the interest rate swaps at December 31, 2024 and 2023 was a net asset of $19 million recognized in Other current assets, Trade payables and other liabilities and Other non-current assets and a net asset of $24 million recognized in Other current assets, Trade payables and other liabilities, Other non-current assets and Other non-current liabilities in the statements of financial position.
In 2023, we entered into forward starting interest rate swaps, effective from 2028, with a notional amount of $125 million to hedge the fair value of our series M-59 MTN debentures maturing in 2053. In 2023, we also entered into forward starting interest rate swaps, effective from 2028, with a notional amount of $400 million to hedge the fair value of our series M-61 MTN debentures maturing in 2053. The fair value of the interest rate swaps at December 31, 2024 and 2023 was an asset of $35 million and $48 million, respectively, recognized in Other non-current assets in the statements of financial position.
In 2023, we entered into an amortizing interest rate swap with an initial notional amount of $197 million, to hedge the interest rate exposure on other debt maturing in 2028. The notional amount of the outstanding amortizing interest rate swap at December 31, 2024 was $123 million. The fair value of the amortizing interest rate swap at December 31, 2024 and 2023 was a liability of $4 million recognized in Trade payables and other liabilities and Other non-current liabilities and a net liability of $2 million recognized in Other current assets and Other non-current liabilities, respectively, in the statements of financial position.
See Note 24, Debt due within one year and Note 25, Long-term debt, for additional details.
A 1% increase (decrease) in interest rates would result in a loss (gain) of $28 million recognized in net earnings at December 31, 2024, with all other variables held constant.
Equity price exposures
We use equity forward contracts on BCE’s common shares to hedge economically the cash flow exposure related to the settlement of equity settled share-based compensation plans. The fair value of our equity forward contracts at December 31, 2024 and December 31, 2023 was a net liability of $429 million and $162 million, respectively, recognized in Other current assets, Trade payables and other liabilities, and Other non-current liabilities in the statements of financial position. A loss of $269 million and $103 million for the year ended December 31, 2024 and 2023, respectively, relating to the equity forward contracts is recognized in Other expense in the income statements. See Note 31, Share-based payments, for additional details.
A 5% increase (decrease) in the market price of BCE’s common shares would result in a gain (loss) of $18 million recognized in net earnings at December 31, 2024, with all other variables held constant.
Capital management
We have various capital policies, procedures and processes which are utilized to seek to achieve our objectives for capital management. These include optimizing our cost of capital and maximizing shareholder return while balancing the interests of our stakeholders.
Our definition of capital includes equity attributable to BCE shareholders, debt, cash, cash equivalents and short-term investments.
In 2024, the key ratio that we used to monitor and manage our capital structure was a net debt leverage ratio(1). In 2024, we increased our net debt leverage ratio target range to 3.0 times adjusted EBITDA from 2.0 to 2.5 times adjusted EBITDA in 2023. At December 31, 2024, and December 31, 2023, we had exceeded the limit of our internal net debt leverage ratio target range by 0.81 and 0.98, respectively.
We believe that certain investors and analysts use our net debt leverage ratio as a measure of financial leverage and health of the company.
The following table provides a summary of our key ratio.

At December 31	2024	2023
Net debt leverage ratio	3.81	3.48
On February 6, 2025, the board of directors of BCE declared a quarterly dividend of $0.9975 per common share, payable on April 15, 2025.
On February 7, 2024, the board of directors of BCE approved an increase of 3.1% in the annual dividend on BCE's common shares, from $3.87 to $3.99 per common share.
In both Q4 2023 and Q4 2024, BCE renewed its normal course issuer bid program (NCIB) with respect to its First Preferred Shares. See Note 30, Share capital, for additional details.
In Q4 2024, BCE amended its Shareholder Dividend Reinvestment and Stock Purchase Plan (DRP) to provide, at the BCE board of directors' discretion, for the issuance of new common shares from treasury at a discount to the average market price of the common shares preceding the applicable dividend payment date (the Average Market Price). See Note 30, Share capital, for additional details.

(1)Our net debt leverage ratio represents net debt divided by adjusted EBITDA. As of December 31, 2024, we define net debt as debt due within one year plus long-term debt and 50% of preferred shares, less cash, cash equivalents and short-term investments, as shown in our statements of financial position. For the purposes of calculating our net debt leverage ratio, adjusted EBITDA is twelve-month trailing adjusted EBITDA.